IDS Tax-Free Money Fund
1995 annual report
(prospectus enclosed)

(icon of) shield with piggy bank enclosed

The goal of IDS Tax-Free Money Fund, Inc. is to provide as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Distributed by American Express Financial Advisors Inc.
PAGE 2
(icon of) shield with piggy bank enclosed

Stability without taxes

Everyone needs to have a cash reserve to cover unexpected expenses. But where to keep it? It's easy to find an investment that provides stability and ready access to your money, but there's usually a drawback: You have to pay taxes on the interest the money earns. But there is an alternative -- Tax-Free Money Fund. The interest it pays is generally free from federal taxes. The result: a cash reserve that can let you keep the tax-exempt income it earns.
PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1995 annual report

From the president                                  4
From the portfolio manager                          4
Making the most of your Fund                        6
Independent auditors' report                        8
Financial statements                                9
Notes to financial statements                      12
Investments in securities                          16
IDS mutual funds                                   23
Federal income tax information                     26

1995 prospectus

The Fund in brief                                 3p
Goal                                              3p
Types of Fund investments and their risks         3p
Manager and distributor                           3p
Portfolio manager                                 3p

Sales charge and Fund expenses                    4p

Performance                                       5p
Financial highlights                              5p
Yield                                             5p

Investment policies and risks                     6p
Facts about investments and their risks           6p
Alternative investment option                     8p
Valuing Fund shares                               8p

How to purchase, exchange or redeem shares        9p
How to purchase shares                            9p
How to exchange shares                           12p
How to redeem shares                             13p

Special shareholder services                     18p
Services                                         18p
Quick telephone reference                        18p

Distributions and taxes                          19p
Dividend and capital gain distributions          19p
Reinvestments                                    19p
Taxes                                            20p
How to determine the correct TIN                 22p

PAGE 4
How the Fund is organized                        23p
Shares                                           23p
Voting rights                                    23p
Shareholder meetings                             24p
Board members and officers                       24p
Investment manager and transfer agent            26p
Distributor                                      27p

About American Express Financial Corporation     28p
General information                              28p

Appendix                                         29p
Tax-exempt vs. taxable income                    29p

PAGE 5
To our shareholders

(photo of) William R. Pearce
President of the Fund

(photo of) Terry Fettig
Portfolio manager

From the president

If you're an experienced investor, you know that 1995 was an unusually strong year for the U.S. financial markets. Perhaps just as important, you also know that history shows that bull markets don't last forever. Though they're often unpredictable, declines -
- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

That fact reinforces the need for investors to review periodically their long-term goals and assess whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express Financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.

(signature of) William R. Pearce

From the portfolio manager

IDS Tax-Free Money Fund's yield decreased during the fiscal year (January through December, 1995), tracking a decline in short-term interest rates that began in the spring of the year. The $1 net asset value was unchanged, providing shareholders with continued stability of principal in addition to a tax-free return.

For the seven-day period ended Dec. 29, 1995, the Fund generated an annualized simple yield of 3.44% and an annualized compound yield of 3.5%. These are equal to 4.78% simple and 4.86% compound taxable yields for an investor in the 28-percent federal income-tax bracket.

(Investors should keep in mind that an investment in the Fund is not insured or guaranteed by the U.S. government. Although the Fund seeks to maintain a stable $1 share price, there is no assurance that it will be able to do so. Investors also should note that under federal law, some notes issued on the tax-free market are subject to the alternative minimum tax, or AMT. To eliminate any federal income-tax liabilities for investors who may be subject to AMT requirements, we refrain from purchasing these issues.)

Research pays off

Probably the biggest news in the tax-free market during the past year was generated by the Orange County, Calif. bankruptcy. While the situation created turmoil in the broad market, because the Fund owned none of those securities it experienced no direct effect.
That fact is reflective of our emphasis on the highest-quality PAGE 6 issues, based on our extensive investment research of all issuers.
On an overall basis, credit quality improved during 1995, as relatively slow but steady economic growth added to municipalities' tax revenues.

An ongoing facet of this Fund is that yields on tax-free securities are seasonally affected by supply and demand factors. Demand typically picks up both at the outset and the middle of the year, creating lower yields than otherwise might be expected. (When investors' interest in municipal securities is high, municipalities can afford to reduce the interest they must offer on bonds to attract buyers.) This was true again in 1995.

As for the current fiscal year, we're looking for a continuation of modest economic growth accompanied by a slight increase in the inflation rate. Unless inflation rises markedly, we also expect the Federal Reserve Board to maintain its recent policy of reducing short-term interest rates. In such a scenario, rates on short-term tax-free securities would almost surely follow suit. To counter that potential trend, we have begun to emphasize investments with longer maturities. Ultimately, we expect this strategy to provide support for the Fund's yield in 1996.

(signature of) Terry Fettig

12-month performance
(All figures per share)
Net asset value (NAV)

Dec. 31, 1995          $1.00
Dec. 31, 1994          $1.00
Increase               $  --

Distributions
Jan. 1, 1995 - Dec. 31, 1995

From income            $0.03
From capital gains     $  --
Total distributions    $0.03

Total return           +3.2%
PAGE 7

Making the most of your Fund

Average annual total return
(as of Dec. 31, 1995)

1 year        5 years        10 years
+3.24%        +2.59%         +3.61%

Although there is no guarantee, the Fund will use its best efforts to maintain a constant net asset value of $1 per share. Your investment and return value may fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

To keep your fluctuating value assets growing steadily, one of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20             5.00
Feb          100          18             5.56
Mar          100          17             5.88
Apr          100          15             6.67
May          100          16             6.25
June         100          18             5.56
July         100          17             5.88
Aug          100          19             5.26
Sept         100          21             4.76
Oct          100          20             5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to Sept) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 8
Three ways to benefit from a mutual Fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another Fund.

Independent auditors' report
___________________________________________________________________


The board of directors and shareholders
IDS Tax-Free Money Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Tax-Free Money Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended December 31, 1995, and the financial highlights for each of the years in the ten-year period ended December 31, 1995. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Tax-Free Money Fund, Inc. at December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended December 31, 1995, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 2, 1996
PAGE 10

                          Financial statements

                          Statement of assets and liabilities
                          IDS Tax-Free Money Fund, Inc.
                          Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $140,143,605)                                                        $140,143,605
Cash in bank on demand deposit                                                              4,998,178
Accrued interest receivable                                                                   823,768
_____________________________________________________________________________________________________________

Total assets                                                                              145,965,551
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Dividends payable to shareholders                                                              28,261
Accrued investment management services fee                                                      2,405
Accrued transfer agency fee                                                                     1,739
Accrued administrative services fee                                                               233
Other accrued expenses                                                                         51,197
_____________________________________________________________________________________________________________

Total liabilities                                                                             83,835
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                       $145,881,716
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value;
   outstanding 145,889,568 shares                                                        $  1,458,896
Additional paid-in capital                                                                144,429,481
Undistributed net investment income                                                                58
Accumulated net realized loss                                                                  (6,719)
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                 $145,881,716
_____________________________________________________________________________________________________________

Net asset value per share of outstanding capital stock                                           $       1.00
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 11
                          Financial statements

                          Statement of operations
                          IDS Tax-Free Money Fund, Inc.
                          Year ended Dec. 31, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Interest                                                                                  $5,072,315
_____________________________________________________________________________________________________________

Expenses (Note 2):
Investment management services fee                                                            427,876
Distribution fee                                                                               11,409
Transfer agency fee                                                                           165,159
Administrative services fee                                                                    31,800
Compensation of board members                                                                     748
Compensation of officers                                                                        1,290
Custodian fees                                                                                 15,321
Postage                                                                                        19,991
Registration fees                                                                              58,659
Reports to shareholders                                                                        23,339
Audit fees                                                                                     19,000
Administrative                                                                                  2,910
_____________________________________________________________________________________________________________

Total expenses                                                                               777,502
  Earnings credits on cash balances (Note 2)                                                  (12,359)
_____________________________________________________________________________________________________________
Total net expenses                                                                            765,143
_____________________________________________________________________________________________________________

Investment income -- net                                                                    4,307,172
_____________________________________________________________________________________________________________

                          Realized gain on investments -- net
_____________________________________________________________________________________________________________

Net realized gain on investments (Note 3)                                                      6,404
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                       $4,313,576
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE 12

                          Financial statements

                          Statements of changes in net assets
                          IDS Tax-Free Money Fund, Inc.
                          Year ended Dec. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                 1995              1994
_____________________________________________________________________________________________________________
Investment income -- net                                                $  4,307,172     $  2,487,369
Net realized gain on investments                                               6,404            8,363
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                       4,313,576        2,495,732
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income                                                 (4,309,066)      (2,485,462)
_____________________________________________________________________________________________________________

                          Capital share transactions at constant $1 net asset value
_____________________________________________________________________________________________________________

Proceeds from sales of shares                                            249,009,513      246,600,213
Net asset value of shares
   issued in reinvestment of distributions                                 4,186,232        2,400,582
Payments for redemptions of shares                                      (239,954,987)    (231,967,181)
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                    13,240,758       17,033,614
_____________________________________________________________________________________________________________

Total increase in net assets                                              13,245,268       17,043,884

Net assets at beginning of year                                         132,636,448      115,592,564
_____________________________________________________________________________________________________________
Net assets at end of year
  (including undistributed net investment income of
  $58 and $1,952)                                                       $145,881,716     $132,636,448
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

PAGE 13
                         Notes to financial statements

                         IDS Tax-Free Money Fund, Inc.

___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

Pursuant to Rule 2a-7 of the 1940 Act, all securities are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

PAGE 14
___________________________________________________________________
2. Expenses

Under terms of a prior agreement that ended March 19, 1995, the Fund paid AEFC a fee for managing its investments, recordkeeping and other specified services. The fee was a percentage of the Fund's average daily net assets consisting of an annual asset charge in reducing percentages from 0.34% to 0.26% annually.

Also under the terms of a prior agreement, the Fund paid AEFC a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $24 per shareholder account. The transfer agency fee was reduced by earnings on monies pending shareholder redemptions.

Effective March 20, 1995, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.31% to 0.24% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.03% to 0.02% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee of $20 per shareholder account for this service.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

During the year ended Dec. 31, 1995, the Fund's custodian and transfer agency fees were reduced by $12,359 as a result of earnings credits from overnight cash balances.

The Fund has a retirement plan for its independent board members. Upon retirement, board members receive monthly payments equal to one-half of the retainer fee for as many months as they served as board members up to 120 months. There are no death benefits. The plan is not funded, but the Fund recognizes the cost of payments during the time the board members serve on the board. The retirement plan expense amounted to $934 for the year ended Dec. 31, 1995.

PAGE 15
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities aggregated $337,601,711 and $327,978,050, respectively, for the year ended
Dec. 31, 1995.

Realized gains and losses are determined on an identified cost basis.
___________________________________________________________________
4. Financial highlights

"Financial highlights" showing per share data and selected information is presented on page 5 of the prospectus.
PAGE 16

                         Investments in securities

                       IDS Tax-Free Money Fund, Inc.                                       (Percentages represent value of
                         Dec. 31, 1995                                                    investments compared to net assets)
_____________________________________________________________________________________________________________________________

Name of issuer and title of issue (b)
____________________________________________________________________________________________________________________________
Issuer                                                                                Principal                     Value(a)
                                                                                         amount
____________________________________________________________________________________________________________________________
Alaska (0.7%)
Valdez Marine Terminal Refunding Revenue Bonds Alaska Pipeline (Mobil)
  5.00% 11-1-03                                                               $1,000,000 (c,d)          $ 1,000,000
____________________________________________________________________________________________________________________________
Arizona (5.1%)
Maricopa County Pollution Control Revenue Bonds Series 1994B
  (Arizona Public Service Company)
  5.95% 5-1-29                                                                 1,300,000 (c,d)            1,300,000
Maricopa County Pollution Control Revenue Bonds T.E.C.P.
  Series E (Southern California Edison)
  3.60% 1-10-96                                                                1,600,000                  1,600,000
  3.85% 1-8-96                                                                 1,120,000                  1,120,000
  3.90% 1-11-96                                                                1,000,000                  1,000,000
Maricopa County Pollution Control Revenue Bonds T.E.C.P.
  Series F (Southern California Edison)
  3.60% 1-10-96                                                                  500,000                    500,000
Salt River Agricultural Improvement & Power District T.E.C.P.
  3.55% 1-11-96                                                                1,000,000                  1,000,000
  3.85% 1-10-96                                                                1,000,000                  1,000,000
                                                                                                       ____________
Total                                                                                                     7,520,000
_____________________________________________________________________________________________________________________________
California (1.4%)
Los Angeles County T.R.A.N.
  4.50% 7-1-96                                                                 2,000,000                 2,006,774
_____________________________________________________________________________________________________________________________
Colorado (4.2%)
Moffat County Pollution Control Revenue Bonds Series 1994 (Pacificorp)
  5.90% 5-1-13                                                                 4,200,000 (c,d)           4,200,000
State T.R.A.N.
  4.50% 6-27-96                                                                2,000,000                  2,007,583
                                                                                                     ______________
Total                                                                                                     6,207,583
_____________________________________________________________________________________________________________________________
Connecticut (4.3%)
Development Authority Pollution Control Bonds Series 1993A
  (Western Massachusetts Gas & Electric)
  4.90% 9-1-28                                                                 2,200,000 (c,d)            2,200,000
Development Authority Pollution Control Bonds Series 1993A
  (Connecticut Power & Light)
  5.10% 9-1-28                                                                 4,000,000 (c,d)            4,000,000
                                                                                                       ____________
Total                                                                                                     6,200,000
_____________________________________________________________________________________________________________________________
See accompanying notes to investments in securities.
PAGE 17
_____________________________________________________________________________________________________________________________
Florida (3.0%)
Jacksonville Electric Authority Electric System T.E.C.P. Series D-1
  3.45% 1-16-96                                                                2,000,000                  2,000,000
  3.55% 1-9-96                                                                 1,300,000                  1,300,000
  4.25% 1-8-96                                                                 1,100,000                  1,100,000
                                                                                                      _____________
Total                                                                                                     4,400,000
_____________________________________________________________________________________________________________________________
Georgia (4.2%)
Burke County Development Authority Pollution Control Revenue Bonds
  (Georgia Power & Light)
  5.50% 7-1-24                                                                 1,600,000 (c,d)            1,600,000
  6.00% 7-1-24                                                                 2,000,000 (c,d)            2,000,000
Burke County Pollution Control Revenue Bonds Series 1994
  (Georgia Power & Light)
  5.50% 7-1-14                                                                   500,000 (c,d)             500,000
Monroe County Development Authority Pollution Control Revenue Bonds
  Series 1995 (Georgia Power & Light) (Scherer)
  6.00% 7-1-25                                                                 2,000,000 (c,d)            2,000,000
                                                                                                     ______________
Total                                                                                                     6,100,000
_____________________________________________________________________________________________________________________________
Idaho (1.4%)
State T.A.N. Series 1994
  4.50% 6-27-96                                                                2,000,000                 2,006,636
_______________________________________________________________________________________________________________________________
Illinois (5.1%)
Gulf Coast (Amoco)
  5.90% 10-12-17                                                               4,400,000 (c,d)            4,400,000
State R.A.N. 1995
  4.50% 4-12-96                                                                1,000,000                  1,002,131
  4.50% 5-10-96                                                                1,000,000                  1,002,457
  4.50% 6-10-96                                                                1,000,000                  1,002,672
                                                                                                     ______________
Total                                                                                                     7,407,260
_____________________________________________________________________________________________________________________________
Indiana (5.1%)
Jasper County Pollution Control Refunding Revenue Bonds Series 1994B
  (North Indiana Public Service)
  5.90% 6-1-13                                                                 4,600,000 (c,d)            4,600,000
Mount Vernon Pollution Control Refunding Revenue Bonds T.E.C.P.
  (General Electric)
  3.55% 2-2-96                                                                 1,800,000                  1,800,000
State Education Facility (University of Notre Dame)
  4.80% 3-1-25                                                                 1,000,000 (c,d)            1,000,000
                                                                                                      _____________
Total                                                                                                     7,400,000
_____________________________________________________________________________________________________________________________
Kentucky (0.9%)
Jefferson County Pollution Control Revenue Bonds T.E.C.P. Series 1993
  3.70% 1-19-96                                                                1,300,000                 1,300,000
_____________________________________________________________________________________________________________________________
Louisiana (1.1%)
East Baton Rouge Parish Pollution Control Revenue Bonds (Exxon)
  6.00% 3-1-22                                                                 1,600,000 (c,d)           1,600,000
____________________________________________________________________________________________________________________________

Maine (1.7%)
State General Obligation T.R.A.N.
  4.50% 6-28-96                                                                2,500,000                  2,508,945
_____________________________________________________________________________________________________________________________
Maryland (2.3%)
Health & Educational Facilities Authority Revenue Bonds
  Series A (Kaiser Permanente)
  5.10% 7-1-15                                                                 2,000,000 (c,d)            2,000,000
Montgomery County C.P. B.A.N.
  3.55% 1-8-96                                                                 1,300,000                  1,300,000
                                                                                                     ______________
Total                                                                                                     3,300,000
_______________________________________________________________________________________________________________________________

PAGE 18
Massachusetts (0.7%)
State Option Revenue Bonds Harvard University Series I
  4.75% 2-1-16                                                                 1,000,000 (c,d)           1,000,000
______________________________________________________________________________________________________________________________
Michigan (2.8%)
Regents of the University Hospital Refunding Revenue Bonds Series 1992A
  5.90% 12-1-19                                                                4,100,000 (c,d)            4,100,000
______________________________________________________________________________________________________________________________
Minnesota (9.0%)
Becker T.E.C.P. Series 1993B (Northern States Power)
  3.90% 1-3-96                                                                 3,000,000                  3,000,000
  3.90% 1-18-96                                                                1,000,000                  1,000,000
Bloomington Port Authority Special Tax Refunding Revenue Bonds Mall of America
  (FSA Insured)
  5.20% 2-1-09                                                                 1,900,000 (c,d,e)          1,900,000
Regents of the University T.E.C.P. Series I
  3.80% 1-11-96                                                                1,000,000                  1,000,000
  3.80% 1-18-96                                                                1,000,000                  1,000,000
Regents of the University T.E.C.P. Series 1985H
  3.90% 1-5-96                                                                 2,300,000                  2,300,000
Regents of the University T.E.C.P. Series 1991A
  3.85% 1-9-96                                                                 1,000,000                  1,000,000
Southern Minnesota Municipal Power T.E.C.P. Series B
  3.80% 1-12-96                                                                2,000,000                  2,000,000
                                                                                                     ______________
Total                                                                                                    13,200,000
_____________________________________________________________________________________________________________________________
Mississippi (2.9%)
Jackson County Port Bonds Series 1993 (Chevron)
  5.95% 6-1-23                                                                 4,200,000 (c,d)            4,200,000
_____________________________________________________________________________________________________________________________
New York (4.2%)
New York City Municipal Water Financial Authority Series 1994
  (FGIC Insured)
  5.90% 6-15-23                                                                4,100,000 (c,d,e)          4,100,000
New York City R.A.N. Series A
  4.50% 4-11-96                                                                1,000,000                  1,001,827
Triborough Bridge & Tunnel Authority Special Obligation Bonds Series 1994
  (FGIC Insured)
  4.90% 1-1-24                                                                 1,000,000 (c,d,e)          1,000,000
                                                                                                     ______________
Total                                                                                                     6,101,827
_____________________________________________________________________________________________________________________________
North Carolina (3.4%)
Medical Care Community Hospital Revenue Bonds Duke University Hospital
  Series 1985B-C
  4.95% 6-1-15                                                                 5,000,000 (c,d)            5,000,000
______________________________________________________________________________________________________________________________
Ohio (1.9%)
State Air Quality Development Authority Revenue Bonds
  Series B (Cincinnati Gas & Electric)
  5.95% 9-1-30                                                                 2,800,000 (c,d)            2,800,000
_______________________________________________________________________________________________________________________________
Pennsylvania (7.5%)
Delaware County Industrial Development Authority Airport Facility
  Revenue Bonds Series 1985 (United Parcel Service)
  5.90% 12-1-15                                                                5,000,000 (c,d)            5,000,000
Montgomery County Industrial Development Authority Pollution Control
  Refunding Revenue Bonds T.E.C.P. (PECO)
  3.75% 1-9-96                                                                 1,000,000                  1,000,000
State Higher Education Facility Authority Refunding Revenue Bonds
  Series B (Carnegie Mellon)
  6.00% 11-1-27                                                                3,000,000 (c,d)            3,000,000
State T.R.A.N.
  4.50% 6-28-96                                                                2,000,000                  2,007,049
                                                                                                      _____________
Total                                                                                                    11,007,049
_____________________________________________________________________________________________________________________________
PAGE 19
Texas (13.8%)
Houston T.R.A.N.
  4.50% 6-27-96                                                                1,000,000                  1,003,983
Jefferson Port Arthur Navigation District
  Pollution Control Revenue Bonds (Texaco)
  6.00% 10-1-24                                                                5,900,000 (c,d)            5,900,000
Lower Colorado River Authority T.E.C.P. Series B
  3.50% 2-6-96                                                                 1,000,000                  1,000,000
San Antonio Electric & Gas System T.E.C.P. Series A
  3.45% 1-23-96                                                                2,500,000                  2,500,000
  3.75% 1-4-96                                                                 2,000,000                  2,000,000
State Municipal Power Agency T.E.C.P.
  3.55% 1-4-96                                                                 1,500,000 (c,d)            1,500,000
  3.85% 1-18-96                                                                  650,000 (c,d)              650,000
  3.90% 1-5-96                                                                 2,600,000 (c,d)            2,600,000
State T.R.A.N.
  4.75% 8-30-96                                                                3,000,000                  3,013,092
                                                                                                       ____________
Total                                                                                                    20,167,075
_____________________________________________________________________________________________________________________________
Vermont (1.4%)
State General Obligation C.P. R.A.N. Series F
  3.70% 1-17-96                                                                2,000,000                  2,000,000
_____________________________________________________________________________________________________________________________
Virginia (3.8%)
Peninsula Port Authority Series 1987 (Shell Oil)
  5.90% 12-1-05                                                                5,500,000 (c,d)           5,500,000
_____________________________________________________________________________________________________________________________
Washington (0.6%)
Washington Public Power Supply System Electric Refunding Revenue Bonds
  Project #3
  5.10% 7-1-18                                                                   900,000 (c,d)             900,000
_____________________________________________________________________________________________________________________________
Wisconsin (2.1%)
State Operating Notes Series 1995
  4.50% 6-17-96                                                                3,000,000                 3,010,456
_____________________________________________________________________________________________________________________________
Wyoming (1.5%)
Lincoln County Pollution Control Revenue Bonds Series 1984D (Exxon)
  5.90% 11-1-14                                                                1,200,000 (c,d)            1,200,000
Lincoln County Pollution Control Revenue Bonds Series 1985 (Exxon)
  5.95% 8-1-15                                                                 1,000,000 (c,d)            1,000,000
                                                                                                      _____________
Total                                                                                                     2,200,000
_____________________________________________________________________________________________________________________________
Total investments in securities (96.1%)
(Cost: $140,143,605)(f)                                                                                $140,143,605
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) The following abbreviations are used in portfolio descriptions:
    B.A.N.    --  Bond Anticipation Note
    C.P.      --  Commercial Paper
    R.A.N.    --  Revenue Anticipation Note
    T.A.N.    --  Tax Anticipation Note
    T.E.C.P.  --  Tax-Exempt Commercial Paper
    T.R.A.N.  --  Tax & Revenue Anticipation Note
(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 1995.
(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parenthesis, after a day or a week's notice. The maturity date disclosed represents the final maturity. However, for purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.
(e) The following abbreviations are used in the portfolio descriptions to identify the insurer of the issue:
    FGIC -- Financial Guarantee Insurance Corporation
    FSA -- Financial Security Assurance
(f) At Dec. 31, 1995, also represents the cost of securities for federal income tax purposes.

PAGE 20
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposits (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 21
IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

PAGE 22
Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

PAGE 23
IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund

Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

PAGE 24
IDS Global Growth Fund

Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund

Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial advisor or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE 25
Federal income tax information

IDS Tax-Free Money Fund, Inc.
_____________________________________________________

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below were reported to you on your year-end statement, in January.

IDS Tax-Free Money Fund, Inc.
Year ended Dec. 31, 1995

Exempt-interest dividends -- taxable status explained below.

Payable date                    Per share
__________________________________
Jan. 25, 1995                    $0.00210
Feb. 23, 1995                     0.00256
March 27, 1995                    0.00275
April 26, 1995                    0.00286
May 25, 1995                      0.00292
June 26, 1995                     0.00286
July 26, 1995                     0.00239
Aug. 25, 1995                     0.00253
Sept. 25, 1995                    0.00269
Oct. 26, 1995                     0.00273
Nov. 27, 1995                     0.00287
Dec. 27, 1995                     0.00270
___________________________________

Total distributions              $0.03196
___________________________________

Source of distributions

Distributions during the year ended Dec. 31, 1995, were derived exclusively from interest on tax-exempt securities.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

PAGE 26
IDS Tax-Free Money Fund, Inc.

Federal income tax information (continued)
_____________________________________________________

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Dec. 31, 1995 are listed below.

Alaska                 0.742%
Arizona                4.658
California             1.964
Colorado               5.517
Connecticut            4.856
Florida                4.577
Georgia                4.291
Idaho                  3.339
Illinois               4.092
Indiana                5.304
Kentucky               0.843
Louisiana              0.709
Maine                  1.927
Maryland               0.232
Massachusetts          1.183
Michigan               4.972
Minnesota             12.620
Mississippi            4.368
New Jersey             0.166
New York               3.666
North Carolina         4.427
Ohio                   0.067
Pennsylvania           4.677
Texas                 10.446
Virginia               4.387
Washington             1.499
Washington DC          0.505
Wisconsin              1.941
Wyoming                2.025

PAGE 27
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
FINANCIAL
ADVISORS


IDS Tax-Free Money Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 28
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report and
                                         prospectus are placed
                                         in a blue strip at the
                                         top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report and prospectus.        parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.